UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 17, 2009

MXENERGY HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	333-138425	20-2930908
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

595 Summer Street, Suite 300, Stamford, Connecticut  06901

(Address and zip code of principal executive offices)

203-356-1318

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy  the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement

MXenergy Inc. (“MXenergy”) and MXenergy Electric Inc., subsidiaries of MXenergy Holdings Inc. (the “Company”), entered into an amendment dated March 11, 2009, which amendment became effective as of March 17, 2009 retroactive to March 11, 2009 (the “Credit Agreement Amendment”), to the Third Amended and Restated Credit Agreement dated as of November 17, 2008 (the “Credit Agreement”) with the Company and certain of its subsidiaries, as guarantors, the lenders party thereto and Société Générale, as administrative agent.

Pursuant to the Credit Agreement Amendment, the revolving commitments of the lenders thereunder were reduced to $230,000,000, and will be further reduced as follows:  (a) to $210,000,000 on March 31, 2009, (b) to $185,000,000 on April 30, 2009, (c) to $165,000,000 on May 31, 2009; and (d) to $115,000,000 on June 30, 2009.  In addition, the Credit Agreement Amendment eliminated the Company’s ability to make Revolving Advances (as defined in the Credit Agreement) under the Credit Agreement.

Pursuant to the terms of the Credit Agreement, the Company was required to achieve specified milestones related to the consummation of a Liquidity Event (as defined in the Credit Agreement).  Pursuant to the Credit Agreement Amendment, the date by which we are required to deliver an executed agreement for the consummation of a Liquidity Event was extended from March 31, 2009 to May 15, 2009.

On March 16, 2009, MXenergy entered into the Ninth Amendment to Master Transaction Agreement, which amendment became effective as of March 17, 2009 (the “Hedge Amendment”), with the Company and certain of its subsidiaries, as guarantors, and Société Générale, as hedge provider (the “Hedge Provider”), amending certain provisions of that certain Master Transaction Agreement dated as of August 1, 2006, as amended by (i) the First Amendment to Master Transaction Agreement dated as of April 6, 2007, (ii) the Second Amendment to Master Transaction Agreement dated as of December 17, 2007, (iii) the Third Amendment to Master Transaction Agreement dated as of May 12, 2008, (iv) the Fourth Amendment to Master Transaction Agreement dated as of  July 31, 2008, (v) the Fifth Amendment to Master Transaction Agreement dated as of September 30, 2008, (vi) the Sixth Amendment to Master Transaction Agreement dated as of November 5, 2008; (vii) the Seventh Amendment to Master Transaction Agreement dated as of November 7, 2008; and (viii) the Eighth Amendment to Master Transaction Agreement dated as of November 17, 2008 (as amended, the “Hedge Agreement”).

The purpose of the Hedge Amendment, which was entered into in connection with the Credit Agreement Amendment, was primarily to conform certain provisions of the Hedge Agreement to the corresponding provisions in the Credit Agreement, as amended by the Credit Agreement Amendment. In addition, the Hedge Amendment also amended the Hedge Agreement to require the Company to maintain cash on hand, minus the aggregate amount of revolving advances and bridge loans under the Credit Agreement, of no less than: (i) $20,000,000 at any time on or after the effective date of the Hedge Amendment; and (ii) $40,000,000 at any time on or after March 31, 2009 through the maturity date of the Hedge Agreement.

These descriptions of the Credit Agreement Amendment and Hedge Amendment are qualified in their entirety by reference to the complete terms of such amendments which are attached to this Current Report as Exhibits 10.1 and 10.2, respectively.

Item 9.01               Financial Statements and Exhibits

Exhibit No.	Exhibit Description
10.1

First Amendment to Third Amended and Restated Credit Agreement, dated as of March 11, 2009, by and among MXenergy Inc. and MXenergy Electric Inc., as borrowers, MXenergy Holdings Inc. and certain of its subsidiaries, as guarantors, the lenders party thereto and Société Générale, as administrative agent.

10.2

Ninth Amendment to Master Transaction Agreement, dated as of March 16, 2009, by and among MXenergy Inc., the Company and certain of its subsidiaries, as guarantors, and Société Générale, as hedge provider.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MXENERGY HOLDINGS INC.
(Registrant)

Date: March 18, 2009	/s/ Carole R. Artman-Hodge
Name: Carole R. Artman-Hodge
Title: Executive Vice President and Secretary